Exhibit 10.9

AMENDMENT NUMBER FOUR TO FINANCING AGREEMENT

This AMENDMENT NUMBER FOUR TO FINANCING AGREEMENT (this “Amendment”), dated as of July 1, 2005, is entered into by and among MATTRESS FIRM, INC., a Delaware corporation (“MFI”), and MATTRESS FIRM-GEORGIA, INC. (formerly known as Georgia Mattress Corp.), a Georgia corporation (“MFGI”; and together with MFI, each a “Borrower” and collectively and jointly and severally, the “Borrowers”), MATTRESS HOLDING CORP., a Delaware corporation (“Parent”), each Subsidiary of the Parent listed as a “Guarantor” on the signature pages hereto (together with the Parent, each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the lenders from time to time party hereto (each a “Lender” and collectively, the “Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and Ableco as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H

WHEREAS, Parent, the Borrowers, the Guarantors, the Agents, and the Lenders are parties to that certain Financing Agreement, dated as of March 31, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”);

WHEREAS, at the request of the Loan Parties and subject to the satisfaction of the conditions set forth herein, the Agents and the Lenders are willing to amend the Financing Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.             DEFINITIONS

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.

2.             AMENDMENTS TO FINANCING AGREEMENT

(a)           The Financing Agreement hereby is amended by changing each reference to “Borrower” to “Borrowers” and, as necessary, amending any text of the Financing Agreement that refers to the “Borrower” to properly refer to the “Borrowers”.

(b)           The first paragraph of the “Recitals” to the Financing Agreement hereby is amended and restated in its entirety to read as follows:

“The Borrowers have asked the Lenders to extend credit to the Borrowers consisting of (a) a term loan designated as Term Loan A in the aggregate principal amount of $27,993,889.58 after giving effect to the new term loan advance described below that is being funded on the Fourth Amendment Effective Date and (b) a revolving credit facility in an aggregate amount not to exceed $6,000,000 at any time outstanding.  On the Fourth Amendment Effective Date, the Term Loan A Lenders are making a new term loan advance to the Borrowers in the principal amount of $16,005,147.06 (hereinafter referred to as the “Term Loan A Fourth Amendment Advance”) for the purpose of providing funds for the Borrowers to pay in full the Sealy Subordinated Debt owing to Subco, which will permit Subco to pay in full the indebtedness owing under that certain Financing Agreement (the “Subco Financing Agreement”), dated as of March 31, 2004, by and among Subco, the lenders party from time to time thereto, and Ableco, as collateral agent and administrative agent for the lenders.  The existing principal balances under Term Loan A and under the term loan formerly referred to hereunder as “Term Loan B” are being combined with the new term loan advance and hereafter such combined loan will be referred to as Term Loan A.  The Lenders are severally, and not jointly, willing to extend such credit to the Borrowers subject to the terms and conditions hereinafter set forth.”

(c)           Section 1.01 of the Financing Agreement hereby is amended by deleting the following defined terms:

“Term Loan B”, “Term Loan B Commitment”, “Term Loan B Lender”, “Term Loan B Obligations”, “Term Loan B PIK Amount”, “Total Term Loan B Commitment”.

(d)           Section 1.01 of the Financing Agreement hereby is amended by adding the following defined terms in proper alphabetical order or amending and restating the following defined terms in their entirety, as the case may be:

“Commitments” means, with respect to each Lender, such Lender’s Revolving Credit Commitment and Term Loan A Commitment.

“Fourth Amendment” means that certain Amendment Number Four to Financing Agreement, dated as of July 1, 2005, among the Borrowers, Parent, the Guarantors, the Agents, and the Lenders.

“Fourth Amendment Effective Date” means the date that all of the conditions set forth in Section 4 of the Fourth Amendment shall be satisfied (or waived by the Collateral Agent in its sole discretion).

“Loan” means Term Loan A or any Revolving Loan made by an Agent or a Lender to the Borrowers pursuant to Article II hereof.

“Obligations” means all present and future indebtedness, obligations, and liabilities of each Loan Party to the Agents and the Lenders, or any of them, under the Loan Documents, whether or not the right of payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured, unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding referred to in Section 9.01.  Without limiting the generality of the foregoing, the Obligations of each Loan Party under the Loan Documents include (a) the obligation to pay principal, interest, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by such Person under the Loan Documents (including any portion thereof that accrues after the commencement of an Insolvency Proceeding, whether or not allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and (b) the obligation of such Person to reimburse any amount in respect of any of the foregoing that any Agent or any Lender (in its sole discretion) may elect to pay or advance on behalf of such Person.

“Pro Rata Share” means:

(a)           with respect to a Lender’s obligation to make Revolving Loans and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Revolving Credit Commitment, by (ii) the Total Revolving Credit Commitment, provided, that, if the Total Revolving Credit Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s Revolving Loans (including Collateral Agent Advances) and the denominator shall be the aggregate unpaid principal amount of all Revolving Loans (including Collateral Agent Advances),

(b)           with respect to a Lender’s obligation to make Term Loan A and receive payments of interest, fees, and principal with respect thereto, the percentage obtained by dividing (i) such Lender’s Term Loan A Commitment, by (ii) the Total Term Loan A Commitment, provided that if the Total Term Loan A Commitment has been reduced to zero, the numerator shall be the aggregate unpaid principal amount of such Lender’s portion of Term Loan A and the denominator shall be the aggregate unpaid principal amount of Term Loan A,

(c)           with respect to all other matters (including, without limitation, the indemnification obligations arising under Section 10.05), the percentage obtained by dividing (i) the sum of such Lender’s Revolving Credit Commitment and the unpaid principal amount of such Lender’s portion of Term Loan A, by (ii) the sum of the Total Revolving Credit Commitment and the aggregate unpaid principal amount of Term Loan A, provided, that, if such Lender’s Revolving Credit Commitment shall have been reduced to zero, such Lender’s Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of such Lender’s Revolving Loans (including Collateral Agent Advances) and if the Total

Revolving Credit Commitment shall have been reduced to zero, the Total Revolving Credit Commitment shall be deemed to be the aggregate unpaid principal amount of all Revolving Loans (including Collateral Agent Advances).

“Simmons Supplier Proceeds” means the proceeds received by any Loan Party, or any Subsidiary of any Loan Party, in the amount of $7,000,000 pursuant to that certain Simmons New Dealer Incentive Agreement by and among Simmons Bedding Company, Mattress Firm, Inc. and certain wholly-owned subsidiaries of Mattress Firm, Inc. dated as of June 10, 2005.

“Subco Financing Agreement” has the meaning specified therefor in the recitals hereto.

“Term Loan A Fourth Amendment Advance” means a Loan in the principal amount of $16,005,147.06 to be made by the Term Loan A Lenders on the Fourth Amendment Effective Date.

“Term Loan Lenders” means the Term Loan A Lenders.

“Term Loans” means Term Loan A.

“Total Term Loan A Commitment” means $27,993,889.58, which amount is the sum of the amounts of the Lenders’ Term Loan A Commitments.

“Total Term Loan Commitment” means the Total Term Loan A Commitment.

(e)           Section 1.01 of the Financing Agreement hereby is amended by deleting “$1,500,000” in clauses (d) and (e) of the definition of “Permitted Indebtedness” and replacing it with “$2,500,000”.

(f)            Section 2.01(a) of the Financing Agreement hereby is amended by deleting clause (iii) thereof and amending and restating clauses (i) and (ii) thereof in their entirety as follows:

“(i)          each Revolving Loan Lender severally agrees to make Revolving Loans to the Borrowers at any time and from time to time from the Effective Date to the Final Maturity Date, or until the earlier reduction of its Revolving Credit Commitment to zero in accordance with the terms hereof, in an aggregate principal amount of Revolving Loans at any time outstanding not to exceed the amount of such Lender’s Revolving Credit Commitment or its Pro Rata Share of the then extant Borrowing Base; and

(ii)           each Term Loan A Lender severally agrees to make its portion of the Term Loan A Fourth Amendment Advance to the Borrowers on the Fourth Amendment Effective Date.  Prior to funding the Term Loan A

Fourth Amendment Advance, the outstanding principal balance of Term Loan A, as of the Fourth Amendment Effective Date, is $5,853,186.26 and the outstanding principal balance of the term loan formerly referred to herein as “Term Loan B” (including accrued “paid-in-kind” interest), as of the Fourth Amendment Effective Date, is $6,135,556.26.  On the Fourth Amendment Effective Date, these existing term loan balances are being combined with the Term Loan A Fourth Amendment Advance and such combined loan hereafter shall be referred to as Term Loan A.  The outstanding principal balance of Term Loan A, as of the Fourth Amendment Effective Date, after giving effect to the foregoing transactions is $27,993,889.58.”

(g)           Section 2.01(b)(ii) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(ii)         Any principal amount of Term Loan A that is repaid or prepaid may not be reborrowed.”

(h)           The second sentence of Section 2.02(a) of the Financing Agreement hereby is amended by deleting the words “with respect to the Term Loan A, on the Effective Date, and with respect to the Term Loan B, on the First Amendment Effective Date and the Second Amendment Effective Date, as applicable” and replacing them with the words “with respect to the Term Loan A Fourth Amendment Advance, on the Fourth Amendment Effective Date”.

(i)            Section 2.03(b) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(b)         The outstanding principal of Term Loan A shall be repayable in twenty-one (21) consecutive monthly installments on the first day of each month commencing on July 1, 2005, consisting of (i) two (2) consecutive monthly installments, each in an amount equal to $200,000, followed by (ii) seven (7) consecutive monthly installments, each in an amount equal to $100,000, followed by (iii) twelve (12) consecutive monthly installments, each in an amount equal to $175,000.  The outstanding principal of all Loans, shall be due and payable in full on the Final Maturity Date.”

(j)            Section 2.04 of the Financing Agreement hereby is amended and restated in its entirety as follows:

(k)           “Section 2.04  Interest.

(a)           Term Loan A and Revolving Loans.  Except as provided in Section 2.04(b) below, Term Loan A and any Revolving Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the making of the Loans until such principal is repaid, at a rate per annum equal to the Reference Rate plus 4.00 percentage points.

(b)           Default Interest.  To the extent permitted by law, upon the occurrence and during the continuance of an Event of Default, the principal of, and all accrued and unpaid interest on, all Loans, fees, indemnities, or any other Obligations of the Loan Parties under this Agreement and the other Loan Documents, shall bear interest, from the date such Event of Default occurred until the date such Event of Default is cured or waived in writing in accordance herewith, at a rate per annum equal at all times to the Post-Default Rate.

(c)           Interest Payment.  Interest on each Loan shall be payable monthly, in arrears, on the first day of each month, commencing on the first day of the month following the month in which such Loan is made and at maturity (whether upon demand, by acceleration or otherwise).  Interest at the Post-Default Rate shall be payable on demand.  The Borrowers hereby authorize the Administrative Agent to, and the Administrative Agent may, from time to time, charge the Loan Account pursuant to Section 4.02 with the amount of any interest payment due hereunder.

(d)           General.  All interest shall be computed on the basis of a year of 360 days for the actual number of days, including the first day but excluding the last day, elapsed.”

(l)            Section 2.05(a)(ii) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(ii)         The Total Term Loan A Commitment shall terminate upon the making of Term Loan A in the aggregate principal amount of the Total Term A Loan Commitment.”

(m)          Section 2.05(b)(iii) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(iii)        [Intentionally Omitted]”

(n)           Section 2.05(c) of the Financing Agreement hereby is amended by adding the following new clause “(viii)” to read as follows:

“(viii)      Within three Business Days of the receipt by any Loan Party, or any Subsidiary of any Loan Party, of the Simmons Supplier Proceeds, the Borrowers are required to use such proceeds to prepay the Term Loan A in an amount of $500,000; such prepayment shall be applied against the remaining installments of principal due on the Term Loan A in the inverse order of maturity.”

(o)           Section 2.05(d)(i) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(i)          Each prepayment of the Loans made pursuant to subsections (c)(iv), (c)(v), and (c)(vi) above shall be applied, first, to Term Loan A until paid in full, and second, to the Revolving Loans until paid in full; provided, that any prepayment of the Loans pursuant to subsection (c)(vi) from Extraordinary Receipts on account of proceeds of insurance or casualty proceeds, to the extent that such Extraordinary Receipts relate to Eligible Inventory, shall be applied first to the Revolving Loans until paid in full, and second, to Term Loan A until paid in full.  Each such prepayment of Term Loan A shall be applied against the remaining installments of principal of Term Loan A in the inverse order of their maturity.  Each prepayment of the Revolving Loans pursuant to the foregoing application of payments provision (other than pursuant to the proviso set forth in the first sentence of this subsection (d)(i)) shall also reduce the Total Revolving Credit Commitment by an equivalent amount and a reserve shall be imposed against the Borrowing Base in an equivalent amount.”

(p)           Section 2.06(d) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(d)         Anniversary Fee.  The Borrowers shall pay to the Administrative Agent, for the ratable benefit solely of the Term Loan A Lenders in accordance with their Pro Rata Shares with respect to the Term Loan A, a non-refundable anniversary fee (the “Anniversary Fee”) equal to 2% of the principal amount of Term Loan A then outstanding on the date such Anniversary Fee is due, which shall be fully earned on the Effective Date and payable on each anniversary of the Effective Date occurring prior to the date on which all Obligations are paid in full in cash and all Commitments have been terminated.”

(q)           Section 4.04(b) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(b)         After the occurrence and during the continuance of an Event of Default, the Administrative Agent may, and upon the direction of the Required Lenders shall, apply all payments in respect of any Obligations and all proceeds of the Collateral, subject to the provisions of this Agreement, (i) first, ratably to pay the Obligations in respect of any fees, expense reimbursements, indemnities and other amounts then due to the Agents until paid in full; (ii) second, ratably to pay any fees and indemnities then due to the Revolving Loan Lenders until paid in full; (iii) third, ratably to pay interest due in respect of the Revolving Loans and Collateral Agent Advances until paid in full; (iv) fourth, ratably to pay principal of the Revolving Loans and Collateral Agent Advances until paid in full; (v) fifth, ratably to pay any fees and indemnities then due to the Term Loan A Lenders until paid in full; (vi) sixth, ratably to pay interest due in respect of Term Loan A until paid in full; (vii) seventh, ratably to pay principal of Term Loan A until paid in full, and (viii) eighth, to the ratable payment of all other Obligations then due and payable.”

(r)            Section 6.01(t) of the Financing Agreement hereby is amended and restated in its entirety as follows:

“(t)          Use of Proceeds.  The proceeds of the Loans shall be used (a) in the case of the Term Loan A Fourth Amendment Advance to pay to Subco in full the outstanding Sealy Subordinated Debt under the Subordinated Note, (b) to pay fees and expenses in connection with the transactions contemplated hereby, and (c) to fund working capital of the Borrowers and the Guarantors, including the making of scheduled payments on the Elite Shareholder Notes so long as, with respect to each such scheduled payment (a) no Event of Default exists immediately before or immediately after giving effect to such payment and (b) there is Availability of at least $3,000,000 at all times within 30 days prior to the date of such payment and immediately after giving effect to such payment.”

(s)           Schedule C-1 of the Financing Agreement hereby is replaced in its entirety with a new version of Schedule C-1, which is attached hereto and incorporated herein by this reference.

3.             REPRESENTATIONS AND WARRANTIES.  Each Loan Party hereby represents and warrants to each Agent and each Lender as follows:

(a)           It has the requisite power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Loan Documents to which it is a party.  The execution, delivery, and performance by it of this Amendment and the performance by it of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b)           This Amendment has been duly executed and delivered by each Loan Party.  This Amendment and each Loan Document is the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

(c)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against any Loan Party, either Agent or any Lender;

(d)           No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment; and

(e)           After giving effect to this Amendment, the representations and warranties in the Financing Agreement and the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

4.             CONDITIONS PRECEDENT TO AMENDMENT

The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

(a)           Collateral Agent shall have received this Amendment, duly executed and delivered by the parties hereto, and the same shall be in full force and effect.

(b)           Administrative Agent shall have received the fully executed payoff letter, dated as of the date hereof, by and among the Borrowers and Subco, with respect to the repayment of the Subordinated Note, which shall include, among other things, an authorization for the Borrowers to file termination statements for all financing statements filed by any holder of the Sealy Subordinated Debt.

(c)           Administrative Agent shall have received the fully executed payoff letter, dated as of the date hereof, by and between Subco and Ableco, with respect to the repayment of the indebtedness under the Subco Financing Agreement.

(d)           Administrative Agent shall have received the fully executed flow of funds agreement dated as of the date hereof by and among the Borrowers, Subco, the Agents, the Lenders, and the lenders and agents under the Subco Financing Agreement.

(e)           Administrative Agent shall have received a copy of the unanimous written consent of the board of directors or board of managers (as applicable) of each Loan Party, certified as of the Fourth Amendment Effective Date by an Authorized Officer thereof, (A) authorizing the borrowings hereunder and the transactions contemplated by this Amendment and (B) authorizing the execution, delivery and performance by such Loan Party of this Amendment and the execution and delivery of the other documents to be delivered by such Loan Party in connection herewith.

(f)            Administrative Agent shall have received payment from the Borrowers of all unreimbursed costs and expenses that are payable under Section 12.04 of the Financing Agreement, including without limitation the outstanding fees and expenses of Paul, Hastings, Janofsky & Walker LLP incurred through the Fourth Amendment Effective Date.

(g)           No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against any Loan Party, either Agent, or any Lender.

5.             GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

6.             ENTIRE AMENDMENT; EFFECT OF AMENDMENT.  This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof.  Except for the amendments to the Financing Agreement expressly set forth in Section 2 hereof, the Financing Agreement and other Loan Documents shall remain unchanged and in full force and effect.  To the extent any terms or provisions of this Amendment conflict with those of the Financing Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.  This Amendment is a Loan Document.  The amendments set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Financing Agreement or the other Loan Documents, and shall not operate as a consent to or waiver of any further or other matter, under the Loan Documents.

7.             COUNTERPARTS; TELECOPY EXECUTION.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart of this Amendment by telecopy shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telecopy also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.             MISCELLANEOUS.

(a)           Upon the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(b)           Upon the effectiveness of this Amendment, each reference in the Loan Documents to the “Financing Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Financing Agreement shall mean and refer to the Financing Agreement as amended by this Amendment.

(c)           Except as expressly provided herein, (i) the Agents and the Lenders hereby reserve all remedies, powers, rights, and privileges that the Agents and the Lenders may have under the Financing Agreement or the other Loan Documents, at law (including under the Code), in equity, or otherwise; (ii) all terms, conditions, and provisions of the Financing Agreement and the other Loan Documents are and shall remain in full force and effect; and (iii) nothing herein shall operate as a consent to or a waiver, amendment, or forbearance in respect of any matter (including any Event of Default whether presently existing or subsequently occurring) or any other right, power, or remedy of the Agents or the Lenders under the Financing Agreement and the other Loan Documents.  No delay on the part of the Agents and the Lenders in the exercise of any remedy, power, right or privilege shall impair such remedy, power, right, or privilege or be construed to be a waiver of any default, nor shall any partial exercise of any such remedy, power, right or privilege preclude further exercise thereof or of any other remedy, power, right or privilege.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWERS:

MATTRESS FIRM, INC.,
a Delaware corporation,

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

MATTRESS FIRM-GEORGIA, INC.,
a Georgia corporation,

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO FINANCING AGREEMENT]

GUARANTORS:

MATTRESS HOLDING CORP.,
a Delaware corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Chief Financial Officer

MATTRESS FIRM INVESTMENT MANAGEMENT, INC.,
an Arizona corporation

By:	/s/ Michael McCowvery
Name: Michael McCowvery
Title: Vice President

FESTRO, INC.,
a Texas corporation

By:	/s/ Jim R. Black
Name:Jim R. Black
Title: Treasurer & Secretary

TEAMEXCEL MANAGEMENT COMPANY,
a Texas corporation

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO FINANCING AGREEMENT]

MATTRESS FIRM OPERATING, LTD.,
a Texas limited partnership

By: Festro, Inc., its general partner

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

MATTRESS VENTURE INVESTMENT MANAGEMENT, LLC,
an Arizona limited liability company

By:	/s/ Michael McCowvery
Name: Michael McCowvery
Title: Vice President

FESTRO II, LLC,
a Texas limited liability company

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

THE MATTRESS VENTURE, L.P.,
a Texas limited partnership

By: Festro, Inc., its general partner

By:	/s/ Jim R. Black
Name: Jim R. Black
Title: Treasurer & Secretary

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO FINANCING AGREEMENT]

COLLATERAL AGENT, ADMINISTRATIVE AGENT, AND LENDER:

ABLECO FINANCE LLC, a Delaware limited liability company, on behalf of itself and its affiliate assigns

By:	/s/ Daniel Wolf
Name: Daniel Wolf
Title: SVP

[SIGNATURE PAGE TO AMENDMENT NUMBER FOUR TO FINANCING AGREEMENT]

SCHEDULE C-1

Lenders and Lenders’ Commitments

LENDER	REVOLVING CREDIT COMMITMENT	TERM LOAN A COMMITMENT	TOTAL COMMITMENT
Ableco Finance LLC and its affiliate assigns	$6,000,000	$27,993,889.58	$33,993,889.58
All Lenders	$6,000,000	$27,993,889.58	$33,993,889.58